Filed pursuant to Rule 497(a)
Registration No. 333-280593
Rule 482ad
Subject: *** Launch: Blue Owl Capital Corporation ( OBDC ) ***

Total Size	USD 400MM (New outstanding amount 1B)
Spread to Benchmark	T +163bps

Issuer/Ticker	Blue Owl Capital Corporation ( OBDC )
Total Size	USD 400MM (New outstanding amount 1B)
Spread to Benchmark	T +163bps
Ratings	Moody's (Exp): Baa3/Positive S&P (Exp): BBB-/Stable Fitch (Exp): BBB/Stable
Format	SEC Registered
Ranking	Sr Unsecured Note
Maturity Date	Mar 15, 2029
Coupon Type	Fixed
Optional Redemption	Make Whole Call: T + 35 until Feb 15, 2029
Use of Proceeds	To pay down existing indebtedness
Sale into Canada	Yes - Exemption
Book Runner(s)	Active: RBCCM(B&D), MUFG, SANT, SG, SMBC
Denominations	2,000 x 1,000
Settlement	T+5 (Nov 19, 2024)
Timing	Today's Business
----Disclaimers----
*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
**Under Rule 15c6-1 of the Securities Exchange Act of 1934, trades in the secondary market generally are required to settle in one business day, unless the parties to such trade expressly agree otherwise at the time of the trade. Accordingly, purchasers who wish to trade the Notes prior to the date of delivery of the Notes will be required, by virtue of the fact that the Notes initially will settle in five business days

(T+5), to specify alternative settlement arrangements to prevent a failed settlement.
Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Blue Owl Capital Corporation before investing. The preliminary prospectus supplement dated November 12, 2024, together with the accompanying prospectus dated June 28, 2024, which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about Blue Owl Capital Corporation and should be read carefully before investing.
The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of Blue Owl Capital Corporation and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.
The issuer has filed a shelf registration statement (including a prospectus) with the SEC. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and accompanying prospectus if you request it from RBC Capital Markets, LLC toll-free at 1-866-375-6829, MUFG Securities Americas Inc. toll-free at 1-877-649-6848, Santander US Capital Markets LLC toll-free at 1-855-403-3636, SG Americas Securities, LLC toll-free at 1-855-881-2108, or SMBC Nikko Securities America, Inc. toll-free at 1-888-868-6856.
This information in this notice is subject to change and does not purport to be a complete description of these securities or the offering. Please refer to the preliminary prospectus supplement and accompanying prospectus for a complete description.
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR OTHER EMAIL SYSTEM.